EXHIBIT 10.7

JOINDER AGREEMENT

(New Additional Junior Priority Representative)

This JOINDER AGREEMENT, dated as of December 20, 2024 (this “Joinder Agreement”), is executed by the undersigned in connection with that certain ABL Intercreditor Agreement dated as of May 1, 2019 (as amended by Amendment No. 1 to ABL Intercreditor Agreement, dated as of May 17, 2022, and as further amended, restated, supplemented, waived, or otherwise modified from time to time, the “Intercreditor Agreement”), among Bank of America, N.A., as ABL Collateral Agent, Bank of America, N.A., as Term Loan Collateral Agent and as Designated Junior Priority Representative, U.S. Bank National Association, as Notes Collateral Agent and each Additional Junior Priority Representative from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each signatory hereto is required to execute this Joinder Agreement pursuant to Section 7.22 of the Intercreditor Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1.

Each such signatory is acting as trustee and/or agent, as applicable, for the benefit of the holders of obligations under (a) that certain Credit Agreement, dated as of the date hereof, among iHeartMedia Capital I, LLC (“Capital I”), iHeartCommunications, Inc. (“Communications”), the other Guarantors party thereto from time to time, Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto from time to time (the “Term Loan Credit Agreement”), (b) that certain Indenture (the “First Lien Indenture”), dated as of the date hereof, among Capital I, Communications, the other Guarantors party thereto from time to time, and U.S. Bank Trust Company, National Association (“US Bank”), as trustee and collateral agent for each of the 2029 First Lien Notes, 2030 First Lien Notes, and 2031 First Lien Notes (each as defined in the First Lien Indenture), and (c) that certain Indenture, dated as of the date hereof, among Capital I, Communications, the other Guarantors party thereto from time to time, and US Bank, as trustee and second lien notes collateral agent (the “Second Lien Indenture”, and together with the Term Loan Credit Agreement and First Lien Indenture, the “Additional Junior Priority Debt Documents”). Each such signatory represents and warrants to the ABL Collateral Agent and each Junior Priority Representative and the other Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as trustee and/or agent, as applicable, (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the Additional Junior Priority Debt Documents provide that, upon its entry into the Intercreditor Agreement, the Secured Parties in respect of the Additional Junior Priority Debt represented by such signatory will be subject to and bound by the provisions of the Intercreditor Agreement as Secured Parties in respect of Additional Junior Priority Debt.

2.

Each such signatory acknowledges receipt of the Intercreditor Agreement, assumes all the rights and obligations of an Additional Junior Priority Representative under the Intercreditor Agreement and agrees that such signatory, for itself and as agent for each of the holders of any Additional Junior Priority Debt pursuant to the Additional Junior Priority Debt Documents, shall be bound as an Additional Junior Priority Representative under the terms of the Intercreditor Agreement as if it had been an original signatory to the Intercreditor Agreement.

3.	Each such signatory’s address for notices under the Intercreditor Agreement shall be as set forth beneath its signature hereto.

4.	Each such signatory hereby waives notice of acceptance of this Joinder Agreement by the other parties to the Intercreditor Agreement.

5.	Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

6.

In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which come as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow.]

BANK OF AMERICA, N.A., as an
Additional Junior Priority Representative

By:	/s/ Lindsay Sames
Name: Lindsay Sames
Title: Vice President

[Signature Page to Joinder Agreement]

U.S. Bank Trust Company, National Association, as First Lien Notes Collateral Agent for the 2029 First Lien Notes

By:	/s/ Wally Jones
Name: Wally Jones
Title: Vice President

[Signature Page to Agent Joinder to ABL Intercreditor Agreement]

U.S. Bank Trust Company, National Association, as First Lien Notes Collateral Agent for the 2030 First Lien Notes

By:	/s/ Wally Jones
Name: Wally Jones
Title: Vice President

[Signature Page to Agent Joinder to ABL Intercreditor Agreement]

U.S. Bank Trust Company, National Association, as First Lien Notes Collateral Agent for the 2031 First Lien Notes

By:	/s/ Wally Jones
Name: Wally Jones
Title: Vice President

[Signature Page to Agent Joinder to ABL Intercreditor Agreement]

U.S. Bank Trust Company, National Association, as Second Lien Notes Collateral Agent

By:	/s/ Wally Jones
Name: Wally Jones
Title: Vice President

[Signature Page to Agent Joinder to ABL Intercreditor Agreement]